Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES BORROWING BASE AFFIRMATION AND SAN MATEO CREDIT FACILITY INCREASE

DALLAS, Texas, October 28, 2019 -- Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) today announced the affirmation of the borrowing base under its reserves-based credit facility at $900 million, as well as a $50 million increase to the San Mateo Midstream, LLC (“San Mateo”) credit facility from $325 million to $375 million. San Mateo is the Company’s midstream joint venture owned 51% by Matador and 49% by Five Point Energy.

As part of the fall 2019 redetermination process, Matador’s lenders recently completed their review of the Company’s proved oil and natural gas reserves at June 30, 2019. As a result, Matador’s borrowing base under its reserves-based credit facility was affirmed by its lenders at $900 million, despite lower commodity pricing assumptions being used generally by the lenders in the fall redetermination process. The borrowing base affirmation reflects the lenders’ confidence in the underlying oil and natural gas reserves backing the credit facility and in the Company’s ongoing operations. The $900 million borrowing base should provide the Company with more-than-sufficient liquidity for conducting its current and anticipated future operations for the remainder of 2019 and 2020. Matador elected to maintain the lenders’ borrowing commitment at $500 million in order to avoid paying unnecessary fees associated with the “standby” provisions related to the additional borrowing capacity, but Matador expects that it will be able to access such borrowing capacity at a later date if needed.

At September 30, 2019, Matador had approximately $40.8 million in cash and restricted cash, $215.0 million in aggregate borrowings outstanding under its reserves-based credit facility and approximately $13.6 million in outstanding letters of credit issued pursuant to the credit facility.

Matador is also pleased to announce that the lenders that are parties to the San Mateo revolving credit facility (the “San Mateo Credit Facility”) increased their lending commitments by $50 million from $325 million to $375 million, reflecting their confidence in San Mateo’s growth profile and the strength of the assets and cash flows backing the San Mateo Credit Facility. The San Mateo Credit Facility is non-recourse with respect to Matador and its wholly-owned subsidiaries.

At September 30, 2019, San Mateo had $260.0 million in aggregate borrowings outstanding under the San Mateo Credit Facility and $16.2 million in outstanding letters of credit issued pursuant to the San Mateo Credit Facility. For accounting purposes, all borrowings outstanding under the San Mateo Credit Facility and all interest payments made pursuant thereto are recorded at 100% of their carrying value in the Company’s consolidated financial statements, even though the San Mateo Credit Facility is non-recourse to Matador.

Matador’s banking group includes nine institutions, all of which are parties to both the reserves-based credit facility and the San Mateo Credit Facility. Matador is pleased that there have been no changes to the composition of the banking group during 2019.

Joseph Wm. Foran, Matador’s Chairman and CEO, commented, “We are very pleased with the affirmation of the borrowing base under our reserves-based credit facility and the $50 million increase to San Mateo’s credit facility. We greatly value the strong relationships we enjoy with our banking group, which have been pivotal to the growth and success of Matador over many years. We wish to express our sincere appreciation to all nine institutions comprising our banking group for their continued confidence and support, and we look forward to working together with each of them as we grow and build value for our shareholders and bondholders.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations, primarily through its midstream joint venture, San Mateo, in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and salt water gathering services and salt water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; the operating results of the Company’s midstream joint venture’s expansion of the Black River cryogenic processing plant, including the timing of the further expansion of such plant; the timing and operating results of the buildout by the Company’s midstream joint venture of oil, natural gas and water gathering and transportation systems and the drilling of any additional salt water disposal wells, including in conjunction with the expansion of the midstream joint venture’s services and assets into new areas in Eddy County, New Mexico; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Capital Markets Coordinator
(972) 371-5225
investors@matadorresources.com